                          SOFTWARE LICENSE AGREEMENT

                                                                  EXHIBIT 10.8.6

This License Agreement (this "Agreement") is entered into as of the 29th day of
                              ---------
December, 1999 (the "Effective Date") by and between Annuncio Software, Inc., a
                --------------
California corporation with an office at 2440 W. El Camino Real, Suite 300, Mountain View, CA 94040 ("Annuncio"), and NBCi, Inc. a Delaware corporation
                          --------
having an office at 300 Montgomery Street, 3rd Floor, San Francisco, CA 94104

("Licensee").
  --------

WHEREAS, Annuncio has developed certain Internet marketing automation software known as Annuncio Live TM; and

WHEREAS, Licensee wishes to obtain a non-exclusive license to use such software to automate its Internet and integrated marketing campaigns.

IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED HEREIN, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

SECTION 1.  DEFINITIONS
            -----------

As used in this Agreement, the following terms shall have the meanings set forth below:

"ANNUAL SUPPORT PROGRAM FEE" means the annual fee to be paid by Licensee to Annuncio in exchange for the provision of maintenance and support services, as further described in the Software Support Program Terms and Conditions.

"ANNUNCIO DOCUMENTATION" means the documentation provided by Annuncio to Licensee to be used in conjunction with the Software.

"DESIGNATED SYSTEM" means the specific computer equipment at Licensee's address listed above as set forth in Exhibit A

"LICENSE FEE" means the fee for the license rights granted herein, as set forth in Exhibit B.

"LICENSEE MATERIALS" means the text, customer data and other material supplied by Licensee and used in conjunction with the Software.

"MARKETING TRANSACTION LIMITS" means the number of marketing transactions that may be performed using the Software pursuant to the terms of this Agreement, as specifically stated and defined in Exhibit A.

"SOFTWARE" means Annuncio's proprietary software as further described in Exhibit A, in object code form, and any updates or upgrades thereto provided by Annuncio hereunder.

"SOFTWARE MEDIA" means the computer disk or CD-ROM provided to Licensee by Annuncio on which the Software is recorded.

"TERM" means the term of the license hereunder, as set forth in Exhibit A.

SECTION 2.  SOFTWARE LICENSE
            ----------------

     Section 2.1  License Grant. Subject to all the terms and conditions of this
                  -------------
Agreement, Annuncio hereby grants to Licensee a perpetual, [*], non-exclusive, non-transferable, nonsublicensable license to use the Software along with any accompanying Annuncio Documentation solely on the Designated System, not to exceed the specified Marketing Transaction Limits, and solely for the internal use of Licensee and majority owned subsidiaries of Licensee as part of their Internet marketing solution. Licensee may use [*], and Licensee may make a reasonable number of copies solely for backup or archival purposes. [*]

     Section 2.2. Restrictions. Licensee may not (i) copy or otherwise reproduce
                  ------------
the Software other than as expressly set forth above; (ii) rent, sublicense, transfer or grant any rights in the Software or Annuncio Documentation in any form to any person, (iii) except as noted in Section 2.1, permit third parties to benefit from the use or functionality of the Software via a timesharing arrangement without specific written permission from an Annuncio vice-president or higher level employee.

     Section 2.3. Proprietary Rights and Notices. Except as set forth in this
                  ------------------------------
Agreement, Annuncio grants no license, right, or interest in any Annuncio copyright, trademark, trade name, service mark or other proprietary right. Licensee shall neither alter nor remove any copyright notice or other proprietary rights notices which may appear on the Software or on or in any Annuncio Documentation delivered to Licensee hereunder. In addition, Annuncio agrees that any reproduction of the Software or the Annuncio Documentation (or any portion thereof) authorized by Annuncio shall include such copyright and other proprietary rights notices as are currently contained thereon or as may be reasonably specified from time to time by Annuncio.

     Section 2.4. No Sale. This license is not a sale. Title and copyrights to
                  -------
the Software, Annuncio Documentation and any copy made by Licensee remain with Annuncio. Unauthorized copying of the Software or Annuncio Documentation, or failure to comply with any restrictions herein, will result in automatic termination of this Agreement and will make available to Annuncio other legal remedies.

     Section 2.5. Reservation of Rights. Annuncio hereby reserves to itself all
                  ---------------------
rights in and to the Software not expressly

ANNUNCIO SOFTWARE, INC                             CONFIDENTIAL AND PROPRIETARY

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

granted to Licensee herein. Licensee shall have no rights in or to the Software except as expressly granted herein

     Section 2.6.   No Reverse Engineering. Licensee shall not, and shall not
                    ----------------------
permit any third party to, alter, modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble, or otherwise attempt to derive computer source code from, as applicable, the Software, except as may be expressly permitted by applicable local law. In jurisdictions where a right to reverse engineer is provided by law unless information is available about products in order to achieve interoperability, functional compatibility, or similar objectives, Licensee agrees to submit a detailed written proposal to Annuncio concerning Licensee's information needs before engaging in reverse engineering. Annuncio may, in its sole discretion, propose to Licensee terms and conditions under which Annuncio is willing to make such information available.

     Section 2.7    Proprietary Rights of Licensee. Licensee shall retain all of
                    ------------------------------
its right, title and interest in and to all patent rights, trademarks, trade names, inventions, copyrights, know-how and trade secrets relating to the Licensee Materials.

SECTION 3.  VERIFICATION
            ------------

     Section 3.1    Certification. Upon Annuncio's written request, Licensee
                    -------------
shall furnish Annuncio with a signed certification verifying that (i) the Software is being used pursuant to the provisions of this Agreement and (ii) listing the locations, and types of the Designated Systems on which the Software is run.

     Section 3.2.   Audit. Annuncio may, on a quarterly basis, at its own
                    -----
expense, audit Licensee's use of the Software. Any such audit shall be conducted during regular business hours at Licensee's facilities and shall not unreasonably interfere with Licensee's business activities.

SECTION 4.  DELIVERY AND PAYMENT
            --------------------

     Section 4.1    Delivery. Within ten (10) days of the Effective Date,
                    --------
Annuncio shall ship to Licensee one (1) object code version of the Software and one (1) copy of the Annuncio Documentation

     Section 4.2    License Fee. In consideration for the license granted
                    -----------
hereunder, Licensee shall pay Annuncio, within thirty (30) days of the Effective Date, the applicable License Fee, as set forth in Exhibit A hereto

     Section 4.3    Late Payments. If the License Fee is not paid when due, in
                    -------------
addition to any other remedy otherwise available to Annuncio, Annuncio may impose interest or overdue charges and payments at the rate of one-and-one-half percent (1.5%) per month (or, if less, the maximum amount permitted by law), until Licensee is current on all payments.

     Section 4.4    Taxes. Licensee shall pay all sales, use and excise taxes
                    -----
relating to, or under, this Agreement, unless Licensee is exempt from the payment of such taxes and provides Annuncio with evidence of such exemption, and excepting those taxes based upon Annuncio's income. At Licensee's option, the Software will be delivered telephonically. Within fifteen (15) days after any telephonic transmission, Annuncio will execute and deliver to Licensee a certificate in a form acceptable to Licensee and containing, at a minimum, the following information: the date of transmission, the times the transmission was commenced and concluded, the name of the individual who made the transmission, the signature of such individual, and a general description of the nature of the items transmitted sufficient to distinguish the transmission from other transmissions.

SECTION 5.  PROFESSIONAL SERVICES
            ---------------------

     Section 5.1  Consulting and Training Services. Upon request by Licensee,
                  --------------------------------
Annuncio shall provide Licensee with consulting and training services in addition to the Software Support Program offered pursuant to Exhibit A and the Software Support Program Terms and Conditions. Any consulting or training services acquired from Annuncio shall be bid separately from the Software License and Licensee may acquire either Software Licenses or consulting services without acquiring the other. Such consulting and training services shall be provided pursuant to a separate Consulting Services Agreement pursuant to the terms and rates contained therein.

     Section 5.2  Installation Support. For the fee set forth in the applicable
                  --------------------
Exhibit, Annuncio shall use its best efforts to install one copy of the Software at a single site in accordance with Annuncio's then-current installation procedures. Any additional installation support requested by Licensee shall be provided at Annuncio's then-current hourly rate. Licensee shall reimburse Annuncio for all pre-approved, reasonable travel and living expenses associated with any installation support.

     Section 5.3  Expenses. For any on site services requested by Licensee,
                  --------
Licensee shall reimburse Annuncio for all reasonable pre-approved out-of-pocket travel and business expenses incurred by Annuncio in performing any of the services set forth in this Section 5.

SECTION 6.  REPRESENTATIONS, WARRANTIES, AND DISCLAIMERS
            --------------------------------------------

     Section 6.1. General. Each party hereby represents and warrants to the
                  -------
other that (i) such party has the right, power and authority to enter into this Agreement and to fully perform all its obligations hereunder; and (ii) the making of this Agreement does not violate any agreement existing between such party and any third party.

     Section 6.2. Limited Warranty. Annuncio hereby warrants to Licensee that
                  ----------------
the Software as delivered by Annuncio to Licensee shall perform substantially in accordance with the Annuncio Documentation for a period of ninety (90) days from the date the Software is delivered to Licensee. In the event of a breach of the foregoing warranty, Annuncio's sole obligation, and Licensee's sole remedy, shall be the replacement or modification of the defective Software, at no charge to Licensee. In addition, for ninety (90) days from Licensee's receipt of Software Media, Annuncio warrants to Licensee that such Software Media is free from material defects.

     Section 6.3.   Year 2000. Annuncio warrants that the Software will: (a)
                    ---------
include Year 2000 date conversion and compatibility capabilities including, but not limited to:

ANNUNCIO SOFTWARE, INC                             CONFIDENTIAL AND PROPRIETARY
century recognition; calculations which accommodate same century and multi-century formulas and date values; correct sort ordering and interface values that reflect the century; (b) manage and manipulate data involving dates, including single century formulas and multi-century formulas, and will not cause an abnormal function or abort within the application or result in the generation of incorrect values or invalid outputs including such dates; (c) provide that all date-related user interface functionalities and data fields include the indication of the correct century; and (d) provide that all date-related system or application to application data interface functionalities will include the indication of the correct century. In the event of a breach of the foregoing warranty, Annuncio's sole obligation, and Licensee's sole remedy, shall be the replacement or modification of the defective Software, at no charge to Licensee.

     Section 6.4. Intellectual Property Warranty. Annuncio hereby warrants to
                  ------------------------------
Licensee that, to the best of Annuncio's knowledge, as of the Effective Date, the Software does not infringe the United States copyright, trademark or trade secret of any third party.

     Section 6.5. Software Performance Disclaimer. ANNUNCIO MAKES NO, AND
                  -------------------------------
HEREBY EXPRESSLY DISCLAIMS ANY, WARRANTY (1) OF CONTINUOUS OR UNINTERRUPTED OPERATION OF THE ANNUNCIO PRODUCT, (2) THAT THE ANNUNCIO PRODUCT WILL RUN PROPERLY ON ALL HARDWARE OR COMBINATIONS THEREOF, OR (3) THAT THE ANNUNCIO PRODUCT WILL MEET LICENSEE'S REQUIREMENTS OR THE REQUIREMENTS OF ANY OF LICENSEE'S CUSTOMERS.

     Section 6.6. Warranty Disclaimer. EXCEPT AS EXPRESSLY SET FORTH HEREIN,
                  -------------------
THE ANNUNCIO PRODUCT, THE ANNUNCIO DOCUMENTATION AND ANY OTHER ITEMS OR GOODS LICENSED OR DELIVERED TO LICENSEE HEREUNDER ARE LICENSED OR DELIVERED TO LICENSEE "AS IS," AND WITHOUT WARRANTY OF ANY KIND. ANNUNCIO HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES IN CONNECTION WITH THE ANNUNCIO PRODUCT AND THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE.

     Section 6.7. Licensee Materials. Annuncio has no obligations with respect
                  ------------------
to the Licensee Materials used in connection with the Software over the Internet. Annuncio shall have no liability whatsoever with respect to any Licensee Materials transmitted with the use of the Software, and Licensee is solely responsible and bears all risk with respect to the use of the Software to transmit or store any data including but not limited to security or privacy with respect to such data.

SECTION 7.  CONFIDENTIALITY
            ---------------

     Section 7.1. Definition. Confidential Information means any information
                  ----------
disclosed by either party ("Disclosing Party") to the other party ("Receiving Part"), either directly or indirectly, in writing, orally, electronically, visually, or by inspection of tangible objects (including without limitation documents, prototypes, samples, plant and equipment), which is designated as "Confidential," "Proprietary" or some similar designation or should be reasonably understood to be confidential or proprietary. Confidential Information includes, without limitation, all information relating to the source code of any Annuncio Software, the operation of the Software, the Documentation, or the terms and conditions of this Agreement to be Confidential Information Customer's client accounts and information concerning marketing and advertising services, all site and business development plans, and specific events and features planned for or by Customer are deemed confidential information. Confidential information also includes, but is not limited to, trade secrets, computer programs, software, documentation, formulas, data, inventions, techniques, marketing plans, strategies, forecasts, customer lists, employee information, financial information, confidential information concerning either party's business or organization, as either party has conducted it or as either party may conduct it in the future, information concerning any of either party's past, current or possible future products or methods, including information about either party's research, development, engineering, purchasing, manufacturing, accounting, marketing, selling, leasing and/or software (including third party software).

     Section 7.2. Definition Exclusion. Confidential Information shall exclude
                  --------------------
information that: (a) was independently developed by the Receiving Party without any use of the Disclosing Party's Confidential Information or by the Receiving Party's employees or other agents (or independent contractors hired by the Receiving Party) who have not been exposed to the Disclosing Party's Confidential Information; (b) becomes known to the Receiving Party, without restriction, from a source other than the Disclosing Party without breach of this Agreement and that had a right to disclose it; (c) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the Receiving Party; or (d) was rightfully known to the Receiving Party, without restriction, at the time of disclosure.

     Section 7.3  Non-use and Non-disclosure. Each party agrees not to use any
                  --------------------------
Confidential Information of the other party for any purpose except to perform its obligations or exercise its rights under this Agreement. Each party agrees not to disclose any Confidential Information of the other party to third parties or to such party's employees, except to those employees of the receiving party who are required to have the information in order to perform such party's obligations under this Agreement. Neither party shall reverse engineer, disassemble or decompile any prototypes, software or other tangible objects which embody the other party's Confidential Information and which are provided to the party hereunder. Each party agrees that it shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the other party. Without limiting the foregoing, each party shall take at least those measures that it takes to protect its own most highly confidential information and shall ensure that its employees who have access to Confidential Information of the other party have signed a non-use and non-disclosure agreement in content similar to the provisions hereof, prior to any disclosure of Confidential Information to such employees. Each party shall reproduce the other party's proprietary rights notices on any

ANNUNCIO SOFTWARE, INC                             CONFIDENTIAL AND PROPRIETARY
such approved copies, in the same manner in which such notices were set forth in or on the original.

     Section 7.4  Compelled Disclosure. If a Receiving Party is, or believes
                  --------------------
that it will be, compelled by a court or other authority to disclose Confidential Information of the Disclosing Party, it shall give the Disclosing Party prompt notice so that the Disclosing Party may take steps to oppose such disclosure.

SECTION 8.  INDEMNIFICATION
          ---------------

     Section 8.1. By Annuncio. Annuncio shall, at its expense, defend and hold
                  -----------
Licensee harmless from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Licensee arising out of or relating to any third party claim, suit or proceeding alleging that the Software infringes any third party United States or Canadian patent, copyright or trade secret; provided that Licensee promptly notifies Annuncio in writing of any such claim and promptly tenders full control of the defense and settlement of any such claim to Annuncio at Annuncio's expense and with Annuncio's choice of counsel. Licensee shall cooperate with Annuncio, at Annuncio's expense, in defending or settling such claims.

     Section 8.2. Licensee Materials. Licensee shall, at its expense, defend
                  ------------------
and hold Annuncio harmless from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Annuncio arising out of or relating to any third party claim, suit or proceeding alleging that the Licensee Materials (i) are factually inaccurate, misleading or deceptive, (ii) infringe or misappropriate any copyright, trademark, trade secret or other intellectual property right of any third party, or (iii) are libelous, defamatory, obscene or pornographic or violates other civil or criminal laws, including those regulating the use and distribution of content on the Internet and protection of personal privacy; provided that Annuncio promptly notifies Licensee in writing of any such claim and promptly tenders full control of the defense and settlement of any such claim to Licensee at Licensee's expense and with Licensee's choice of counsel. Annuncio shall cooperate with Licensee, at Licensee's expense, in defending or settling such claims.

SECTION 9.  TERM
            ----

     Section 9.1. Term. This Agreement shall commence on the Effective Date
                  ----
and shall continue throughout the Term unless otherwise terminated earlier in accordance with the terms of this Section 9.

     Section 9.2. Termination. In the event of a material breach of this
                  -----------
Agreement, the nonbreaching party shall be entitled to terminate this Agreement by written notice to the breaching party, if such breach is not cured within thirty (30) days after written notice is given to the breaching party, specifying the breach. Unless otherwise specified herein, upon any expiration or termination of this Agreement, all rights and licenses granted to Licensee under this Agreement shall terminate. Except as expressly provided herein, all of Annuncio's proprietary rights and confidential information, if any, shall be promptly returned to Annuncio or destroyed by Licensee, and certification of destruction shall be made in writing to Annuncio within ten (10) days after such return or destruction.

     Section 9.3. Nonexclusive Remedies. The rights and remedies provided to
                  ---------------------
the parties in this Section 9 shall not be exclusive and are in addition to all other rights and remedies provided by this Agreement or any other relevant written agreement or available by law or in equity

     Section 9.4. Survival. Notwithstanding anything to the contrary contained
                  --------
in this Agreement, the Sections entitled "Definitions," "Confidentiality" "Indemnification," "Term," "Limitation of Liability," and "General" shall survive any expiration or termination of this Agreement.

SECTION 10.  LIMITATION OF LIABILITY
             -----------------------

     Section 10.1 Total Liability. EXCEPT FOR DAMAGES ARISING OUT OF SECTION
                  ---------------
8.1, ANNUNCIO'S TOTAL LIABILITY TO LICENSEE FOR ANY KIND OF LOSS, EXPENSE, COST, CLAIM OR DAMAGE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, UNDER ANY THEORY OF LIABILITY, SHALL BE LIMITED TO THE AMOUNTS PAID TO ANNUNCIO BY LICENSEE HEREUNDER IN THE TWELVE (12)-MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT TO WHICH SUCH LOSS OR DAMAGE RELATES. EXCEPT FOR DAMAGES ARISING OUT OF
SECTION 2 OR SECTION 7, LICENSEE'S TOTAL LIABILITY TO ANNUNCIO FOR ANY KIND OF LOSS, EXPENSE, COST, CLAIM OR DAMAGE ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT, UNDER ANY THEORY OF LIABILITY, SHALL BE LIMITED TO THE AMOUNTS PAID TO ANNUNCIO BY LICENSEE HEREUNDER IN THE TWELVE (12)-MONTH PERIOD IMMEDIATELY PRECEDING THE EVENT TO WHICH SUCH LOSS OR DAMAGE RELATES

     Section 10.2 Exclusion of Damage. EXCEPT FOR DAMAGES ARISING OUT OF
                  --------------------
SECTION 8.1, IN NO EVENT SHALL ANNUNCIO BE LIABLE TO LICENSEE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT ANNUNCIO HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. EXCEPT WITH RESPECT TO OR IN CONNECTION WITH ANY VIOLATION OF ANY PROPRIETARY OR INTELLECTUAL PROPERTY RIGHT OF ANNUNCIO, IN NO EVENT SHALL LICENSEE BE LIABLE TO ANNUNCIO FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

     Section 10.3 Failure of Essential Purpose. The limitations specified in
                  ----------------------------
this Section 10 shall survive and apply even if any limited remedy specified in this Agreement is found to have failed of its essential purpose.

SECTION 11.  GENERAL
             -------

     Section 11.1 Merger and Amendments. This Agreement may not in any way be
                  ---------------------
modified, changed or amended except by a written instrument duly executed by the parties hereto which

ANNUNCIO SOFTWARE, INC                             CONFIDENTIAL AND PROPRIETARY
states that it is an amendment to this Agreement. This Agreement, including Exhibit A and the Software Support Program Terms and Conditions,, when executed, constitutes the entire, final, complete and exclusive agreement between the parties and supersedes any prior negotiations, understanding or agreements, whether oral or in writing, concerning the subject matter hereof. Moreover, any standard printed forms or other documents of either party (such as those contained on a purchase order or invoice) shall have no force or effect.

    Section 11.2. Construction. All references in this Agreement to
                  ------------
"Articles," "Sections" and "Exhibits" refer to the articles, sections and exhibits to this Agreement. The words "hereof," "herein" and "hereunder" and
                                       -------   ------       ---------
other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto.

    Section 11.3  Governing Law. THIS AGREEMENT IS MADE IN ACCORDANCE WITH AND
                  -------------
SHALL BE GOVERNED AND CONSTRUED UNDER THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO SUCH STATE'S CONFLICTS OF LAW PRINCIPLES. IN NO EVENT SHALL THIS AGREEMENT BE GOVERNED BY THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS.

     Section 11.4 Jurisdiction. The state and federal courts of the State of
                  ------------
California shall have exclusive jurisdiction and venue over all controversies in connection herewith, and each party hereby, irrevocably consents to such exclusive and personal jurisdiction and venue.

     Section 11.5 Assignments. Neither party may assign this Agreement or any
                  -----------
right or obligation hereunder without the other party's prior written consent; provided however, that either party may assign this Agreement without such consent to any successor as a result of any merger, consolidation or other corporate reorganization of such party or any sale of all or substantially all of the assets of such party. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of each party.

     Section 11.6 Severability. If any provision of this Agreement is held to
                  ------------
be illegal, unenforceable or invalid, no other provision of this Agreement shall be affected thereby, and the remaining provisions of this Agreement shall be construed and reformed and shall continue with the same effect as if such illegal, unenforceable or invalid provision was not a part hereof; provided
                                                                   --------
that, notwithstanding any other provision of this Agreement, if any limitation on the grant of any license to Licensee hereunder is found to be illegal, unenforceable, or invalid, such license shall immediately terminate.

     Section 11.7 Waiver. Any waiver (express or implied) by either party of
                  ------
any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach.

     Section 11.8 Notices. All notices or other communications required or
                  -------
permitted to be given pursuant to this Agreement shall be in writing and shall be considered properly given or made if hand delivered, mailed first class mail, postage prepaid, sent by prepaid telegram (or telex or other facsimile transmission) or sent by express overnight courier service to the relevant addresses below or to such other address as either party hereto may designate by like notice sent to the other party hereto. All notices shall be deemed given when received.

ANNUNCIO SOFTWARE, INC                             CONFIDENTIAL AND PROPRIETARY

     Section 11.9   Headings. The headings and captions contained in this
                    --------
Agreement shall not be considered to be a part hereof for purposes of interpreting or applying this Agreement, but are for convenience only.

     Section 11.10  Counterparts. This Agreement may be executed in
                    ------------
counterparts, each of which will be deemed an original and both of which together will constitute one instrument.

     Section 11.11. Language. The parties have agreed that this Agreement be
                    --------
written in English. (Les parties ont convenu a ce que ce Contrat soit redige en anglais.)

     Section 11.12. Import and Export Controls. Licensee understands and
                    --------------------------
acknowledges that Annuncio may be subject to regulation by agencies of the U.S. government, including the U.S. Department of Commerce, which prohibit export or diversion of certain products; technology and technical data to certain countries. Any and all obligations of Annuncio to provide the Software, software, documentation or any media in which any of the foregoing is contained, as well as any training or technical assistance shall be subject in all respects to such United States laws and regulations as shall from time to time govern the license and delivery of technology, products and technical data abroad by persons subject to the jurisdiction of the United States, including the Export Administration Act of 1979, as amended, any successor legislation, and the Export Administration Regulations issued by the Department of Commerce, International Trade Administration, and Bureau of Export Administration.

     Section 11.13. Contingency. Neither party hereto shall be held responsible
                    -----------
for any delay or failure in performance hereunder caused in whole or in part by fire, strike, flood, embargo, labor dispute, delay or failure of any subcontract, act of sabotage, riot, accident, delay of carrier or supplier, voluntary or mandatory compliance with any governmental act, regulation or request, act of God or by public enemy, or any act or omission or other cause beyond such party's control. If any such contingency shall occur, this Agreement shall be deemed extended by the length of time such contingency continues.

     Section 11.14. Independent Contractors. The parties hereto are independent
                    -----------------------
contractors and neither party is an employee, agent, partner or joint venturer of the other. Neither party shall have the right, nor shall either party attempt, to bind the other party, whether directly or indirectly, to any agreement with a third party or to incur any obligation or liability on behalf of such other party, whether directly or indirectly.

Section 12  Source Code.
            -----------

     Section 12.1   Source Code Availability. If Annuncio fails to continue as a
                    ------------------------
going concern, Annuncio will provide to Licensee the source code for the Software licensed hereunder.

     Section 12.2   Source Code Escrow. If Annuncio enters into a source code
                    ------------------
escrow agreement, Annuncio agrees that it will, at that time, make Licensee a subscriber to that Agreement at no cost to Licensee. If such a source code agreement is executed, Section 12.1 will no longer be operative and the release of source code to Licensee shall be governed by the terms of the source code escrow agreement.

ANNUNCIO SOFTWARE, INC                             CONFIDENTIAL AND PROPRIETARY

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in duplicate by duly authorized officers or representatives as of the date first above written.

ANNUNCIO SOFTWARE, INC.                       NBCI, INC.

By: /s/ Didier Moretti                        /s/ Janine Popick

Name: Didier Moretti                          Name: Janine Popick
      --------------                                -------------

Title: President & CEO                        Title: VP ECommerce
       ---------------                               --------------

ANNUNCIO SOFTWARE, INC                             CONFIDENTIAL AND PROPRIETARY

                                   EXHIBIT A
                                      TO
                    THE SOFTWARE LICENSE AGREEMENT BETWEEN
                    ANNUNCIO SOFTWARE, INC. AND NBCI, INC.

This independent Exhibit A to the Software License Agreement (this "Exhibit") is
                                                                    -------
entered into as of the 29th day of December, 1999 (the "Effective Date") by and
                                                         --------------
between Annuncio Software, Inc., a California corporation with an office at 2440
W. El Camino Real, Suite 300, Mountain View, CA 94040 ("Annuncio"), and NBCi,
                                                        --------
Inc. a Delaware corporation having an office at 300 Montgomery Street, 3 rd Floor, San Francisco, CA 94104 ("Licensee"). This Exhibit is part of the License
                                 --------
Agreement entered into between the parties, dated 12.29.99 ("License
                                                             -------
Agreement"). Annuncio's Software Support Program Terms and Conditions shall be a
---------
part of this Exhibit A during the Initial Support Program Period and thereafter, provided Licensee elects to purchase the Support Program. Capitalized terms shall have the same meaning as they have in the License Agreement.

1.  TOTAL SOFTWARE FEES
    -------------------
     A.  SOFTWARE LICENSED:                              LICENSE FEES
         Annuncio Live                                   [*]

                                                         TOTAL LICENSE FEE:         [*]
                                                         TOTAL ADDITIONAL           [*]
            SUBTOTAL FROM SECTION 2, BELOW               ITEMS/SERVICE FEE:         [*]
                                                         FIRST YEAR                 [*]
            SUBTOTAL FROM SECTION 3, BELOW               MAINTENANCE FEE:           [*]
                                                               TOTAL FEE:           [*]

2.  ADDITIONAL SERVICES/ITEMS
     Training 1                            1 day for a maximum of [*]         [*]
                                           students
     Documentation for Annuncio Software   1 copy                             Not priced separately

                                           TOTAL ADDITIONAL
                                           SERVICES/ITEMS FEES:               [*]

3.  SOFTWARE SUPPORT PROGRAM FEE FOR INITIAL ONE-YEAR SUPPORT PROGRAM PERIOD: [*]
    ------------------------------------------------------------------------

Upon payment by Licensee of the applicable Annual Support Program Fee, and throughout the applicable Support Program Period, Annuncio shall provide Licensee with Software maintenance and support services (the "Support Program") concerning the use and operation of the Software in accordance with Annuncio's Software Support Program Terms and Conditions as attached hereto Licensee shall pay Annuncio [*] percent of the Software Support Program Fee for the initial year of support on the Effective Date of this Exhibit, [*] percent of the Software Support Program Fee no later than March 31, 2000, [*] percent of the Software Support Program Fee no later than June 30, 2000, and [*] percent of the Software Support Program Fee no later than September 30, 2000. The Software Support Program Fee for the second year of support shall increase by no more than [*] percent over the initial Software Support Program Fee of [*]. For subsequent years, the Software Support shall increase no more than [*] percent over the previous years Software Support Program Fee. Software Support Program Fees will be payable in advance [*].

4.   LICENSE PAYMENT TERMS: Licensee shall pay Annuncio [*] of the Total License
     ---------------------
Fee on the Effective Date of this Exhibit, [*] percent of the Total License Fee no later than March 31, 2000, [*] of the Total License Fee no later than June 30, 2000, and [*] percent of the Total License

____________________________

1 For one year from the Effective Date, training is available at [*] per day, with a maximum of [*] students per day. Thereafter, training will be available at Annuncio's then-current rate.

ANNUNCIO SOFTWARE, INC.               1             CONFIDENTIAL AND PROPRIETARY

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Fee no later than September 30, 2000. Unless explicitly stated elsewhere in the License Agreement or attached Exhibits, all license fees are non-cancelable and non-refundable.

5.   LICENSED USE: Licensee's use of the Software and the license fees
     ------------
associated therewith are based upon the following License Term, Designated System and Marketing Metrics:

       LICENSE TERM:                                               [*]
       MARKETING TRANSACTIONS:                                     [*]
         (Marketing Transactions are defined as e-mails
         sent and web pages served by Annuncio's
         Software, as tracked by the Software.
       DESIGNATED SYSTEM:
                 Operating System                                  Sun Solaris, Windows NT, or any then currently supported
                                                                   Operating System
                 Database                                          Oracle, Server SQL, or any then-currently supported Database
                 Number of Servers                                 [*]
                 Client Machine Access                             Unlimited

6.   CONTACT INFORMATION                                           BILLING INFORMATION
     Name: Wei Jiang                                                Name: Jennifer de Alba, Accounts Payable Supervisor
     Address: 225 Bush Street, 19th floor, San Francisco, CA
     94133                                                          Address: One Beach Street, San Francisco, CA 94104

     Telephone Number: (415) 375-5056                               Telephone Number: (415) 875-7900
     Facsimile Number: (415) 288-2580                               Facsimile Number: (415) 938-9179

7.   MARKETING ACTIVITIES: Licensee agrees throughout the term of this
     --------------------
agreement: 1) to be designated as a customer in Annuncio sales and marketing materials, including the use of Licensee logo to the extent that Licensee approves of any use of the logo in writing prior to such use, 2) to be included in a press release within thirty (30) days of execution of this Agreement, such press release to be pre-approved by Licensee; 3) to act as a reference for prospects, provided that Licensee is given reasonable notice prior to any reference contacts; and 4) cooperate in the creation of a "success story" regarding Licensee's use of Annuncio's product. [*]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in duplicate by duly authorized officers or representatives as of the date first above written.

ANNUNCIO SOFTWARE, INC.                      NBCI, INC.

By: /s/ Didier Moretti                       By: /s/ Janine Popick

Name: DIDIER MORETTI                         Name: Janine Popick
      --------------                               -------------

Title: President & CEO                       Title: VP E Commerce
       ---------------                              -------------

ANNUNCIO SOFTWARE, INC.               2             CONFIDENTIAL AND PROPRIETARY

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                       ANNUNCIO STANDARD SUPPORT PROGRAM

                             TERMS AND CONDITIONS

Annuncio Standard Support Program Terms and Conditions ("Standard Support Program") are referenced in and incorporated into the License Agreement between Annuncio and Licensee ("Agreement"). Any capitalized terms not specifically defined in herein have the same meaning as in the Agreement.

1.   STANDARD SUPPORT PROGRAM: As part of its Software Support Program, Annuncio
     ------------------------
will provide Licensee with the following services in consideration for payment of the applicable Annual Maintenance Fee:

a)   Software Maintenance: All Patches, Maintenance Releases and Major Releases
     --------------------
for the licensed Software and supporting Documentation will be provided to Licensee.

b)   Unlimited Incidents: Designated Support Contacts can make as many telephone
     -------------------
or e-mail requests as required to address Incidents under the Support Program.

c)   Telephone Support: Annuncio provides toll-free telephone support for use of
     -----------------
its Software for Licensee's Designated Support Contacts. Except for Annuncio holidays, telephone support is provided from 8 a.m. to 5 p.m. Pacific Standard Time.

d)   Remote Access and Diagnostics: Annuncio will utilize remote dial-in
     -----------------------------
capabilities via modem to expedite the evaluation and of problems reported by Licensee. If Licensee does not grant Annuncio access to dial-in capabilities via modem, Licensee agrees to pay for any pre-approved fees and expenses incurred while providing on-site services at Annuncio's then-current consulting rates.

e)   Watch Dog: Licensee can utilize the Watch Dog utility to determine if key
     ---------
components of Annuncio's Software are operating correctly.

f)   Escalation Process: Reported problems will be tracked as part of a standard
     ------------------
escalation process which provides Licensee with access to the status of the problem and, if necessary, an escalation procedure.

g)   Weekly Status Meetings: Annuncio's customer support and product development
     ----------------------
staff will review implementation progress and any outstanding software problems with NBCi staff on a weekly basis until such a time as the Annuncio/NBCi project team deem the frequency of such meetings should change.

h)   [*]

                          CONFIDENTIAL AND PROPRIETARY
                            ANNUNCIO SOFTWARE, INC.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

EXCLUSIONS: Annuncio will not have an obligation to support: i) substantially
----------
altered, damaged or modified Software; ii) Incidents caused by Licensee's negligence, hardware malfunction, or other causes beyond Annuncio's reasonable control; iii) Software installed on a Designated System not supported by Annuncio; and iv) third party software. Annuncio also will not support any previous version of the Software for more than 6 months after the release of a subsequent Maintenance Release or Major Release.

3.   PAYMENT: The fee for the initial and subsequent terms of the Standard
     -------
Support Program will be as set forth in the License Agreement and exhibits thereto and will be billed quarterly. Payment shall be due net thirty (30) days. Unless Licensee has provided proof of tax-exempt status, Licensee is responsible for all taxes associated with the Support Program, except for those taxes based on Annuncio's income. Should Licensee elect not to renew the Support Program and subsequently requests to reinstate the Support Program, Annuncio will reinstate the Support Program, but in order to receive any Patches, Maintenance Releases and Major Releases for the licensed Software, and supporting Documentation thereto, that were released while Licensee was not receiving Software Support, Licensee shall pay a fee mutually agreed to by Customer and Annuncio.

4.   TERM AND TERMINATION: Subject to Licensee's continued quarterly payment of
     --------------------
the Annual Support Program Fee, the initial support period (a "Support Program Period") shall begin upon the License Effective Date and end one year from such date. After such initial Support Program Period and for as long as Annuncio is offering a Support Program for the Annuncio Software, Licensee shall continue to receive the Support Program for successive twelve (12)-month periods in consideration for quarterly payments of Annuncio's Support Program Fee) for such Support Program Periods, unless the Support Program is terminated by either party. Either party may elect to discontinue the Support Program by written notification delivered to the other party at least sixty (60) days prior to the annual renewal date; provided that Annuncio shall not terminate the Support Program within two years of the Effective Date. If Licensee fails to make payment pursuant to the section entitled "Payment," or Licensee breaches the Support Program provisions and such breach has not been cured within thirty (30) days of receipt of written notice of the breach, Annuncio may suspend or cancel the Support Program. Annuncio may modify the Support Program on an annual basis to reflect current market condition upon reasonable notice, but such modification will not result in a significant reduction in the level of service

5.   CUSTOMER RESPONSIBILITIES:
     --------------------------

a) Customer shall assist Annuncio in the diagnosis of a reported software problem by providing information and documentation and by performing reasonable tests requested by Annuncio's Support Program personnel.

b) Licensee shall implement any Patch within sixty (60) days of its availability. Customer's failure to implement any such Patch will relieve Annuncio of its obligations to provide support for problems that would have been corrected by such implementation.

                          CONFIDENTIAL AND PROPRIETARY
                            ANNUNCIO SOFTWARE, INC.

c) Licensee shall provide Designated Support Contacts who are competent and capable of maintaining and understanding the operation of the licensed Software.

6.   TARGET RESPONSE TIMES:
     ---------------------

Response times are targets set in a first attempt to contact you regarding your call. Response times are executed on a best effort basis. When reporting a call to Annuncio, Customer must indicate the priority of your call so Annuncio can respond accordingly. Annuncio will use commercially reasonable efforts to fix an Incident as soon as practical.

PRIORITY         TITLE & EXPLANATION       RESPONSE TIME        NOTIFICATION MECHANISM
      1     FATAL - Your Annuncio          Up to 1 hour        Watch Dog - Automatic
            system is down, a major                            email or page to a list of
            operational function is                            pre-determined recipients.
            unavailable, or a critical
            Annuncio interface has                             Contact via email to
            failed                                             support@annuncio.com or
                                                               --------------------
                                                               access through Annuncio
                                                               support phone number

      2     SEVERE IMPACT - Annuncio       Up to 4 hours       Contact via email to
            functionality is disabled, or                      support@annuncio.com or
                                                               --------------------
            errors result in a lack of                         access through Annuncio
            application functionality or                       support phone number
            cause intermittent system
            failure

      3    DEGRADED OPERATIONS -           4-8 business hours  Contact via email to
           Your Annuncio system is                             support@annuncio.com or
                                                               --------------------
           experiencing degraded                               access through Annuncio
           operations, or errors are                           support phone number
           causing malfunction of non-
           critical functions

      4    MINIMAL IMPACT -                24 hours/One        Contact via email to
           Attributes and/or options to    business day        support@annuncio.com or
                                                               --------------------
           utility programs are not                            access through Annuncio
           operating as stated, or the                         support phone number
           problem is an enhancement
           request

                         CONFIDENTIAL AND PROPRIETARY
                            ANNUNCIO SOFTWARE, INC.

7.    PROBLEM ESCALATION: Annuncio's management team will work with Customer to
      ------------------
set expectations on any on-going fatal or severe incident. Annuncio will communicate with Customer on an agreed-upon basis regarding the status of outstanding calls. A support analyst will be the first level of contact and will be assigned to Customer calls. The analyst has the authority to escalate any call by necessity or by customer request. If Customer feels the issue is not moving quickly enough or has other questions or concerns, the following contacts may be used

                    CUSTOMER SUPPORT      877-480-7676
                    TOLL FREE NUMBER

                    ROSANNE SAX           PHONE: (650) 314-6089

                    DIRECTOR, CUSTOMER    EMAIL:
                    SUPPORT               ROSANNE@ANNUNCIO.COM
                                          ---------------------

                                          CELL: 650-280-7007

                    MAURIZIO GIANOLA      PHONE: (650) 314-6002

                    VICE PRESIDENT,       EMAIL:
                    ENGINEERING           MAURIZIO@ANNUNCIO.COM
                                          ---------------------

                    YOUR LOCAL SALES OR   IF YOU DON'T KNOW WHO THAT
                    PSG REPRESENTATIVE    IS, PLEASE CALL (650) 314-6000

8.   DEFINITIONS:
     -----------

A. Designated Support Contacts means the person(s), to a maximum of four individuals, who may contact Annuncio from a single specified support site under the Support Program. Two of the Support Contacts shall be designated by Licensee as marketing support contacts, one of whom will be the primary marketing contact and one of whom will be the back-up marketing contact. Likewise, two of the Support Contacts shall be designated by Licensee as technical support contacts, one of whom will be the primary technical contact and one of whom will be the back-up technical contact. A back-up support contact will access Support Services under this Agreement only if the primary marketing or technical support contact, as applicable, is unavailable. Licensee shall not designate anyone a Support Contact, either Marketing or Technical, unless that individual has attended the applicable training course(s) for the Annuncio Software.

B. Incident means a Software malfunction that degrades or affects Licensee's use of the Software.

C. Maintenance Releases means a release of Software containing an accumulation of Patches and possibly limited new functionality.

                          CONFIDENTIAL AND PROPRIETARY
                            ANNUNCIO SOFTWARE, INC.

D. Major Release means a one copy of the new release of the Software containing new functionality that is not designated by Annuncio as new products or as functionality for which Annuncio charges separately.

E. Patch means the repair or replacement of source, object or executable software code to address an Incident.

                          CONFIDENTIAL AND PROPRIETARY
                            ANNUNCIO SOFTWARE, INC.

                         CONSULTING SERVICES AGREEMENT

This Consulting Services Agreement ("Agreement") is entered into by and between Annuncio Software, Inc., a California corporation with an office at 2440 W. El Camino Real Suite 300, Mountain View, CA 94040 ("Annuncio") and NBCi, Inc. a Delaware corporation, with offices at 300 Montgomery Street, 3 rd Floor, San Francisco, CA 94104 ("Company"). This Agreement is effective as of 12.29.99 (the "Effective Date").

In consideration of the mutual covenants contained herein, the parties agree to the following terms and conditions:

1.   SERVICES
     --------

Annuncio agrees to perform for the Company those consulting and/or advisory services ("Services") in the form and manner described in any properly executed Statement of Work ("SOW"), such as that SOW attached hereto as Exhibit A and made a part hereof. Each SOW shall constitute a separate agreement which incorporates the terms and conditions of this Agreement. In the event the terms of the SOW conflict with the terms of this Agreement, the terms of the SOW shall prevail.

2.   COMPENSATION
     ------------

2.1  Services. For all Services performed under an SOW or other request for
     --------
Services that references this Agreement, Company shall pay Annuncio for performing the Services as shown in the applicable SOW or at the then-current Annuncio standard rates, whichever are applicable.

2.2  Expenses. The Company shall also reimburse Annuncio for the pre-approved,
     --------
reasonable and necessary travel and living expenses of its personnel engaged in the performance of Services at locations other than Annuncio facilities, together with other pre-approved reasonable out-of-pocket expenses incurred in connection with performance of the Services.

2.3  Payments. Annuncio shall invoice Company for all amounts on or after the
     --------
due date. Payment terms shall be net 30 days. Any amounts due Annuncio under this Agreement not received by the date due shall be subject to a service charge of one and one-half percent (1.5%) per month, or the maximum charge permitted by law, whichever is less. All payments are non-refundable. Unless Company provides Annuncio with a valid tax exemption or direct pay certificate, Company is responsible for all taxes, duties, and customs fees which may be assessed on the amounts paid for Service performed hereunder, excluding taxes based on Annuncio's income.

3.   OBLIGATIONS.
     -----------

3.1  Annuncio's Obligations. Annuncio shall perform or caused to be performed
     ----------------------
the obligations described in each SOW. Annuncio shall provide sufficient, qualified personnel capable of performing all of Annuncio's duties and obligations under this Agreement and any SOW.

3.2  Company's Obligations. Company shall:
     ---------------------
(a) designate and provide one (1) customer point of contact for a given SOW, responsible for answering and resolving Annuncio's questions and issues related to the project(s) described in the SOW;
(b) provide sufficient, qualified personnel capable of performing all of Company's duties and obligations under this Agreement and under any SOW;
(c) provide Annuncio with reasonable and necessary access to Company's facilities during Company's normal business hours and otherwise as reasonably requested by Annuncio in order to facilitate Annuncio's performance of the Services outlined in each SOW;
(d) provide Annuncio with such reasonable and necessary working space and office support (including but not limited to access to telephones, photocopying equipment, and the like) as Annuncio may reasonably request;
(e) perform such other duties and tasks specifically designated in an SOW to facilitate Annuncio's performance of the Services outlined thereunder, and
(f) provide Annuncio with at least ten (10) days advance notice of desired staffing extensions. If Customer provides less than ten (10) business days notice for releasing consultants, Annuncio may invoice Customer for two (2) full days of consulting Services per consultant released.

4.   CONFIDENTIALITY
     ---------------

4.1  Definition. Confidential Information means any information disclosed by
     ----------
either party ("Disclosing Party") to the other party ("Receiving Part"), either directly or indirectly, in writing, orally, electronically, visually, or by inspection of tangible objects (including without limitation documents, prototypes, samples, plant and equipment), which is designated as "Confidential," "Proprietary" or some similar designation or should be reasonably understood to be confidential or proprietary. Confidential Information includes, without limitation, all information relating to the source code of any Annuncio Software, the operation of the Software, the Documentation, or the terms and conditions of this Agreement to be Confidential Information. Customer's client accounts and information concerning marketing and advertising services, all site and business development plans, and specific events and features planned for or by Customer are deemed confidential information. Confidential information also includes, but is not limited to, trade secrets, computer programs, software, documentation, formulas, data, inventions, techniques, marketing plans, strategies, forecasts, customer lists, employee information, financial information, confidential information concerning either party's business or organization, as either party has conducted it or as either party may conduct it in the future, information concerning any of either party's past, current or possible future products or methods, including information about either party's research, development, engineering, purchasing, manufacturing, accounting,

ANNUNCIO SOFTWARE INC                 1             CONFIDENTIAL AND PROPRIETARY
marketing, selling, leasing and/or software (including third party software).

4.2  Definition Exclusion. Confidential Information shall exclude information
     --------------------
that: (a) was independently developed by the Receiving Party without any use of the Disclosing Party's Confidential Information or by the Receiving Party's employees or other agents (or independent contractors hired by the Receiving Party) who have not been exposed to the Disclosing Party's Confidential Information; (b) becomes known to the Receiving Party, without restriction, from a source other than the Disclosing Party without breach of this Agreement and that had a right to disclose it; (c) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the Receiving Party, or (d) was rightfully known to the Receiving Party, without restriction, at the time of disclosure.

4.3  Non-use and Non-disclosure. Each party agrees not to use any Confidential
     --------------------------
Information of the other party for any purpose except to perform its obligations or exercise its rights under this Agreement. Each party agrees not to disclose any Confidential Information of the other party to third parties or to such party's employees, except to those employees of the receiving party who are required to have the information in order to perform such party's obligations under this Agreement. Neither party shall reverse engineer, disassemble or decompile any prototypes, software or other tangible objects which embody the other party's Confidential Information and which are provided to the party hereunder. Each party agrees that it shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of the other party. Without limiting the foregoing, each party shall take at least those measures that it takes to protect its own most highly confidential information and shall ensure that its employees who have access to Confidential Information of the other party have signed a non-use and non-disclosure agreement in content similar to the provisions hereof, prior to any disclosure of Confidential Information to such employees. Each party shall reproduce the other party's proprietary rights notices on any such approved copies, in the same manner in which such notices were set forth in or on the original.

4.4  Compelled Disclosure. If a Receiving Party is, or believes that it will be,
     --------------------
compelled by a court or other authority to disclose Confidential Information of the Disclosing Party, it shall give the Disclosing Party prompt notice so that the Disclosing Party may take steps to oppose such disclosure. 4.5

5.   OWNERSHIP
     ---------

5.1  Definition. For purposes of this Agreement, the term "ownership" shall
     ----------                                            ---------
refer to ownership of all intellectual property rights including, but not limited to, all patent, copyright, trade secret and trademark rights, as applicable, with respect to the subject intellectual property:

5.2  Confidential Information. Neither party shall obtain, by virtue of this
     ------------------------
Agreement, any rights, title or interest in any Confidential Information or other property or materials of the other party or of third parties. Within fifteen (15) days after termination of this Agreement, each party shall certify in writing to the other that all copies of Confidential Information in any form, including partial copies, have been destroyed, returned or used solely as the other party so directs.

5.3  Work Product. For any Work Product provided to Company by Annuncio in the
     ------------
course of performing the Services hereunder, Company agrees that such Work Product is the sole property of Annuncio, subject to the license contained in this Section 5.3 and provided that Company will retain any Confidential Information contained in the Work Product. Work Product shall mean any expression of Annuncio's findings, analyses, conclusions, opinions, recommendations, ideas, techniques, know-how, designs, programs, enhancements, software, and other technical information provided. Annuncio hereby grants to Company a worldwide, perpetual, irrevocable royalty-free license to use the Work Product, solely for its own internal purposes and pursuant to the terms of the License Agreement between Company and Annuncio. No other grants of licenses or rights to Company shall be implied from the provisions stated in this Agreement.

5.4  Further Assurances. Each party agrees to execute any additional documents
     ------------------
deemed reasonably necessary to effect and evidence the other party's rights with respect to the intellectual property elements set forth above.

6.   TERM AND TERMINATION.
     --------------------

6.1  Term. This Agreement will commence on the date first written above and will
     ----
continue until final completion of the Services or termination as provided below.

6.2  Termination. Either party may terminate this Agreement at any time upon
     -----------
giving ten (10) business days prior written notice thereof to the other party, provided, however, that if such termination is based upon an alleged breach of a material provision, of this Agreement or an SOW, then the party allegedly in breach shall have thirty (30) days to cure the alleged breach. If this Agreement is terminated by Annuncio, and the Software License Agreement between the parties remains in effect, Annuncio will complete any Services then in progress and Company will pay any fees due for that Work Product, except that if the Services involves an ongoing or unlimited project, Annuncio will stop work upon termination and Customer will pay for those Services performed by Annuncio up to the termination of the work. If Company terminates this Agreement, Company shall pay Annuncio for any Services performed up to the effective date of termination. The above thirty (30) day cure period and duty to complete work shall not apply to breaches of Section 4, Confidentiality, and Section 5, Ownership, above.

6.3  Survival. Upon such termination all rights and duties of the parties toward
     --------
each other shall cease except sections entitled Confidentiality, Ownership, Limitations of Remedies and Damages, Independent Contractor, Notice, Separate Agreement and Miscellaneous shall survive termination of this Agreement.

ANNUNCIO SOFTWARE INC                 2             CONFIDENTIAL AND PROPRIETARY

7.   WARRANTY.
     --------

Each party represents and warrants that (i) it has the right to enter into this Agreement, (ii) an authorized representative has executed this Agreement, and
(iii) it will comply with any applicable laws and regulation pertaining to this Agreement and the provision of Services hereunder. Annuncio also warrants that the Services provided hereunder will be performed in a workmanlike and professional manner in accordance with recognized industry standards. ANNUNCIO DISCLAIMS ALL OTHER WARRANTIES, EITHER IMPLIED OR EXPRESS, INCLUDING ANY AND ALL IMPLIED WARRANTIES OF TITLE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT.

8.   INDEMNITY.
     ---------

8.1  Patient and Copyright Indemnity. Annuncio shall indemnify and defend
     -------------------------------
Company against any claims that any Work Product (as defined in Section 5.3 above) delivered to Company pursuant to this Agreement or any SOW under this Agreement infringes any United State or Canadian patent, trade secret, or copyright, provided that Annuncio is given prompt notice of such claim and is given information, reasonable assistance and the sole authority to defend or settle said claim. In defense or settlement of such a claim, Annuncio shall, in its reasonable judgment and at its option and expense: (i) obtain for Customer the right to continue to use the Work Product; (ii) replace or modify the Work Product so that it becomes non-infringing while giving equivalent performance; or (iii) if Annuncio cannot obtain the remedies in (i) or (ii), as its sole obligation, terminate the license for the infringing Work Product and return only the Services fees paid by Customer for such Work Product. Annuncio shall have no liability to indemnify or defend Company to the extent: (i) the alleged infringement is based on infringing information furnished by the Company; (ii) the alleged infringement is the result of a modification made by anyone other than Annuncio; or (iii) Company uses the Work Product other than in accordance with this Agreement, any delivered documentation, or the underlying software license to use the Work Product.

8.2  Other Indemnity. Each party ("Indemnifying Party") shall indemnify and hold
     ---------------
the other party ("Indemnified Party") harmless against any claim, including costs and reasonable attorneys' fees, in which the Indemnified Party is named as a result of the grossly negligent or intentional acts or grossly negligent or intentional failures to act by the Indemnifying Party, its employees or agents, while performing obligations hereunder, which result in death, personal injury, or tangible property damage. This indemnification obligation is contingent upon the Indemnified Party providing the Indemnifying Party with prompt written notice of such claim, all necessary information, all reasonable assistance in the defense of such action, and sole authority to defend or settle such claim.

9.   LIMITATION OF REMEDIES AND DAMAGES.
     ----------------------------------

EXCEPT FOR ANY VIOLATION OF ANNUNCIO'S INTELLECTUAL PROPERTY RIGHTS BY CUSTOMER, THE LIABILITY OF EACH PARTY ARISING HEREUNDER SHALL BE LIMITED TO FEES PAID BY COMPANY HEREUNDER. EXCEPT FOR ANY VIOLATION OF ANNUNCIO'S INTELLECTUAL PROPERTY RIGHTS BY CUSTOMER, NEITHER PARTY SHALL BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF BUSINESS PROFITS AND/OR BUSINESS INTERRUPTION, WHETHER FORESEEABLE OR NOT, AND WHETHER ARISING IN CONTRACT, TORT, OR NEGLIGENCE, EVEN IF A REPRESENTATIVE OF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

10.  GENERAL
     -------

10.1 Assignment. Neither party may assign this Agreement or any right or
     ----------
obligation hereunder without the other party's prior written consent; provided however, that Annuncio may assign this Agreement without such consent to any successor as a result of any merger, consolidation or other corporate reorganization of such party or any sale of all or substantially all of the assets of Annuncio. Notwithstanding the foregoing, this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of each party.

10.2 Independent Contractor. Nothing in this Agreement shall in any way be
     ----------------------
construed to constitute Annuncio as an agent, employee or representative of the Company, but Annuncio shall perform the Services hereunder as an independent contractor.

10.3 Omitted.
     -------

10.4 Notice. All notices or other communications referenced under this Agreement
     ------
shall be made in writing and sent to the address designated above, designated in a specific SOW, or designated from time to time in writing by either party. All notices shall be deemed given to the other party if delivered "receipt confirmed" using one of the following methods: registered or certified first class mail, postage prepaid; delivery by a recognized courier delivery services; or electronic mail.

10.5 Force Majeure. Except for Customer's obligation to pay Annuncio, neither
     -------------
party shall be liable for any failure to perform its obligations under this Agreement or any SOW if prevented from doing so by a cause or causes beyond its control, including without limitation, acts of God or public enemy, failure of suppliers to perform, fire, floods, storms, earthquakes, riots, strikes, war and restraints of government.

10.6 Separate Agreements. All Services provided herein are acquired separately
     -------------------
from any software licenses agreed to between the Parties. Specifically, Company may acquire software licenses without consulting services. Customer understands and agrees that this Agreement and any SOW(s) comprise separate and independent contractual obligations from any software license or exhibit thereto. Company shall not withhold payments that are due and payable under this Agreement because of the status of any software licenses or exhibits, not shall Company withhold

ANNUNCIO SOFTWARE INC                 3             CONFIDENTIAL AND PROPRIETARY
payments that are due and payable relating to software licenses or schedules because of the status of work performed hereunder.

10.7 Insurance. Annuncio shall maintain statutory minimum Workers' Compensation
     ---------
and Employer's Liability Insurance as required by the laws of any state or country in which Services are performed.

10.8 Miscellaneous. This Agreement shall be governed by the laws of the State of
     -------------
California as applied to agreements entered into and performed within California by residents of that state. Each party hereby expressly consents to the nonexclusive personal jurisdiction and venue of the state and federal courts located in the federal Northern District of California for any lawsuit filed there against me by the Company arising from or relating to this Agreement. This Agreement and the Exhibits hereto form the entire agreement of the parties and supersede any prior verbal or written understandings, communications, representations and agreements between the parties with respect to the subject matter hereof. This Agreement may only be amended or modified by a writing signed by a duly authorized representative of both parties and all proposed variations, edits, or additions (whether submitted by Annuncio or Company) to this Agreement or any SOW are objected to and deemed material unless otherwise agreed to in writing. No purchase order or other ordering document that purports to modify or supplement the printed text of this Agreement or any SOW shall add to or vary the terms of this Agreement or SOW. Waiver of any term or provision of this Agreement or forbearance to enforce any term or provision by either party shall not constitute a waiver as to any subsequent breach or failure of the same term or provision or a waiver of any other term or provision of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NBCi, INC.                                ANNUNCIO SOFTWARE, INC.

By: /s/ Janine Popick                     By: /s/ Didier Moretti

Print Name: Janine Popick                 Print Name: Didier Moretti
            -------------                             --------------

Title: V P E Commerce                     Title: President and CEO
       --------------                            -----------------

ANNUNCIO SOFTWARE INC                 4             CONFIDENTIAL AND PROPRIETARY